(RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                              Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

|X| Definitive Proxy Statement
    Definitive additional materials
    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             MARKMAN MULTIFUND TRUST

      (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

Dear Shareholder,

The Proxy Statement that accompanies this letter describes a proposed new Management Agreement for The Markman Total Return Core Fund with Markman Capital Management, Inc. (the "Advisor"). As a shareholder, you have the right to vote on this proposal. The Board of Trustees of the Markman MultiFund Trust has approved the new Management Agreement and recommends that you vote YES, in favor of the proposal.

The Proxy contains important information and I urge you to review it carefully. I would like, in addition, to answer some initial basic questions you may have about the proposed changes.

What are the primary differences between the current management agreement and the proposed new Management Agreement?

The Proxy Statement asks you to vote on a new Management Agreement that contains the following changes from the current management agreement:

      1. An increase from 0.75% to 0.85% in the base management fee paid by the Fund to the Advisor.

      2. The institution of a performance-based fee adjustment, which could have the effect of increasing or decreasing the new base management fee, depending on how the Fund performs relative to the S&P 500 Index.

      3. The institution of a series of breakpoints in the base management fee by which the percentage fee earned by the Advisor would be reduced as assets reached certain pre-specified levels.

Why are the Trustees recommending I vote YES?

The Trustees determined than an increase in the base management fee payable to the Adviser is warranted due to the Adviser's efforts in keeping other Fund expenses low, especially the brokerage costs associated with the purchase and sale of Fund securities, and the level of shareholder services the Adviser provides to shareholders of the Fund. The Trustees also noted the significant expenses incurred by the Adviser. The Trustees concluded that the increase in fee would permit the Adviser to maintain and improve the quality of services provided to the shareholders, as well as allow the Adviser to compensate its staff at competitive levels necessary to attract and retain qualified portfolio management personnel.

The Trustees also concluded that the proposed performance-based fee adjustment would benefit the shareholders by further aligning the interests of management with the interests of shareholders by rewarding the Adviser for good investments performance and penalizing the Adviser for bad investment performance.

The Trustees also concluded that the proposed breakpoints in the New Agreement could allow shareholders potentially to benefit from economies of scale as the Trust's assets increase.

Is the performance fee or the higher base fee retroactive?

No. Even though the Fund has outperformed the S&P 500 Index in each of the last two years, no adjustment will be made for prior performance. The new Management Agreement will go into effect only after approval by shareholders. The new base fee will be effective upon approval of shareholders. The performance fee adjustment will not be implemented until after twelve months of performance following the effective date of the new Management Agreement.

What are my voting choices?

As you can see from the enclosed voting card, you have three options. You can vote FOR, as the Trustees of the Fund recommend. You can vote AGAINST, or you can ABSTAIN. Please note that an ABSTAIN vote is NOT a neutral response; it is effectively the same as a no vote.

PLEASE READ THE PROXY MATERIALS CAREFULLY.

If you have any questions about the proxy, please feel free to call us at 1-800-395-4848 or 952-920-4848. You can also contact me by email at bob@markman.com. If we do not receive your completed proxy after a short time, you may be contacted by us as a reminder.

Thank you for considering this thoughtfully.


Warmest regards,




Bob Markman

                             MARKMAN MULTIFUND TRUST
                            6600 France Avenue South
                             Edina, Minnesota 55435

                         Markman Total Return Core Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held on April 15, 2005

To the Shareholders of Markman MultiFund Trust:

      NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Markman Total Return Core Fund of Markman MultiFund Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio, 45202 on April 15, 2005 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purposes:

      To approve or disapprove a new Management Agreement for the Fund with Markman Capital Management, Inc.

      The Board of Trustees has fixed the close of business on February 22, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                              By order of the Board of Trustees

                                              Judith E. Fansler

                                              Secretary


March 9, 2005


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY OR VOTING BY TELEPHONE ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

      Registration                                  Valid Signature
      ------------                                  ---------------

      Corporate Accounts

      (1)      ABC Corp. . . . . . . . . . . . . .  ABC Corp.

      (2)      ABC Corp. . . . . . . . . . . . . .  John Doe, Treasurer

      (3)      ABC Corp.
               c/o John Doe, Treasurer . . . . . .  John Doe

      (4)      ABC Corp. Profit Sharing Plan . . .  John Doe, Trustee

      Trust Accounts

      (1)      ABC Trust . . . . . . . . . . . . .  Jane B. Doe, Trustee

      (2)      Jane B. Doe, Trustee
               u/t/d 12/28/78  . . . . . . . . . .  Jane B. Doe

      Custodial or Estate Accounts

      (1)      John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA . . .  John B. Smith

      (2)      Estate of John B. Smith . . . . . .  John B. Smith, Jr., Executor

                         MARKMAN TOTAL RETURN CORE FUND
                   (formerly, Markman Total Return Portfolio)
                                   a series of
                             Markman MultiFund Trust

                         SPECIAL MEETING OF SHAREHOLDERS

                            To be Held April 15, 2005

                                 PROXY STATEMENT

      This Proxy Statement is being furnished in connection with the solicitation by the Board of Trustees of the Markman MultiFund Trust (the "Trust") of proxies for use at the special meeting (the "Special Meeting") of shareholders of the Markman Total Return Core Fund (the "Fund") of the Trust to be held on April 15, 2005 at 10:00 a.m. Eastern Time at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, and any adjournments thereof. This proxy statement and form of proxy were first mailed to shareholders on or about March 9, 2005.

      The purpose of the Special Meeting is to approve or disapprove a new Management Agreement (the "New Agreement") for the Fund with Markman Capital Management, Inc., 6600 France Avenue South, Suite 485, Edina, Minnesota (the "Adviser"), pursuant to which the Adviser's compensation would be increased and would be subject to a performance-based adjustment as well as breakpoints with respect to the base management fee based on assets in the Fund.

      A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy that is properly executed but has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the meeting.

      Proxy solicitations will be made primarily by mail, but beginning on or about March 28, 2005 proxy solicitations may also be made by telephone, or personal solicitations may be conducted by officers and employees of the Adviser, its affiliates or other representatives of the Fund (who will not be paid for their soliciting activities). The expenses incurred in connection with preparing this Proxy Statement and its enclosures (totaling approximately $20,000) will be paid by the Adviser.

                                     GENERAL

      The Board of Trustees of the Trust has approved the proposed New Agreement. The Trust's shareholders approved the current Management Agreement (the "Current Agreement") at the shareholders' meeting held December 27, 2002. The Trustees, at a regularly scheduled meeting on November 2, 2004, approved continuation of the Current Agreement until December 27, 2005. The Current Agreement will be in place until then unless it is replaced by the New Agreement. The New Agreement between the Trust and the Adviser, which would be for an initial two-year term, is substantially similar to the Current Agreement except for the following changes:

      First, the management fee paid to the Adviser monthly for services provided to the Fund would be raised from the current 0.75% of the average daily net assets of the Fund to 0.85% of the average daily net assets of the Fund (the "base management fee"). The base management fee would decrease in a series of breakpoints if the Fund's total assets under management increased.

      Second, after one year the base management fee of 0.85% of the average daily net assets of the Fund, pursuant to a Performance Fee Adjustment, could be increased or decreased, depending upon how the Fund's performance compares to the performance of the Standard & Poor's 500 Index (the "S&P 500").

                                     SUMMARY

      This section summarizes the reasons for the primary features and consequences of the New Agreement. It may not contain all of the information that is important to you. To understand the changes proposed by the New Agreement, you should read this entire Proxy Statement and Exhibit A.

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement and a form of the New Agreement, which is attached to this Proxy Statement as Exhibit A.

      o     Why is the New Agreement being proposed?

      On February 1, 2005, the Trustees of the Trust, including the Trustees who are not "interested persons" (as defined in the Investment Act of 1940 (the "1940 Act")) (the "Independent Trustees"), approved a proposal by the Adviser to change the base management fee paid by the Fund from 0.75% to 0.85%. The proposal would also institute a performance-based fee adjustment, which could have the effect of possibly increasing or decreasing the new base management fee. The advisory fee payable by the Fund to the Adviser increases if the Fund outperforms its benchmark and decreases if the Fund under-performs its benchmark. The Trustees determined that an increase in the base management fee payable to the Adviser is warranted due to the Adviser's efforts in keeping other Fund expenses low, especially the brokerage costs associated with the purchase and sale of Fund portfolio securities, and the level of shareholder services the Adviser provides to shareholders of the Fund. The Trustees also noted the significant expenses incurred by the Adviser. The Trustees concluded that the increase in fee would permit the Adviser to maintain and improve the quality of services provided to shareholders, as well as allow the Adviser to compensate its staff at competitive levels necessary to attract and retain qualified portfolio management personnel. The Trustees also concluded that the proposed performance-based fee adjustment would benefit the shareholders by further aligning the interests of management with the interests of shareholders by rewarding the Adviser for good investment performance and penalizing the Adviser for bad investment performance. The Trustees also concluded that the proposed breakpoints in the New Agreement could allow the Fund and its shareholders potentially to benefit from economies of scale as the Trust's assets increase.

      The Trustees reviewed data assembled from certain third party sources. Based upon such information and representations by the Adviser, the Trustees noted that the Fund's 2004 annual operating expenses were lower than the median when compared to comparable funds and were lower than the average for the year ended December 31, 2004.

      For the calendar year 2004, the Fund reported operating expenses of $835,249. This represented a 1.44% expense ratio, which was lower than the median expense ratio for the funds in its Morningstar category. While no guarantees can be made, given the known cost structures and contractual obligations of the Fund, management believes that this level will likely be sustainable going forward and - if assets grow - could potentially decrease.

      The Adviser believes that shareholders, in assessing the suitability of fees, should take into account not only the basic expense ratio data included in fund reports such as annual and semi-annual reports, but also the trading commissions associated with actually managing the Fund's portfolio - costs that are also borne by shareholders. A recent study of 2,000 funds by Lipper Inc. for the Wall Street Journal found that brokerage fees can more than double the cost of owning fund shares (Source: John Hechinger, Deciphering Funds' Hidden Costs, WALL ST. J., March 17, 2004, at D1.) The average commission costs of all of the funds in that study was 0.41%.

      In the case of the Fund, the Adviser has maintained commission costs for purchasing and selling Fund portfolio securities at a rate far below this average. Commission costs in 2004 added less than 10 basis points (0.10%) to the total expenses of the Fund. This puts the trading commission expense of the Fund some 0.31% below the industry average.

      One of the significant decisions made by Adviser that has helped to maintain low commission expenses is the decision to not enter into any soft dollar arrangements. In doing this, however, the Adviser has assumed 100% of the costs for research and related activities.

      The Adviser also makes available and provides services to shareholders not typical of other open end funds. The Portfolio Manager on a regular basis makes himself available for direct one-on-one contact with shareholders; additionally, the Adviser's staff also is available and active in assisting shareholders with a wide range of needs not typically provided by a fund adviser. Among these are assisting shareholders with questions and planning in the realm of documentation and registration, and availability to answer questions and engage in discussions with shareholders. The Adviser does this voluntarily and believes it is in the best interest of the overall operation of the Fund to do so. This does, however, add to general operational costs for the Adviser.

      The Adviser represented to the Trustees that it believes that it has demonstrated careful allocation of resources for a fund of this size and type. In addition, potential economies of scale in the future should allow the Adviser to lower its base management fee as the size of the Fund's portfolio grows. Thus a schedule of breakpoints that reduce the management fee as asset size grows was approved by the Trustees and is included in the proposed New Agreement. Shareholders could therefore achieve certain economies of scale as the Fund grows.

      If the New Agreement is approved by shareholders of the Fund, it will become effective with respect to the Fund upon the later to occur of (i) approval by shareholders and (ii) May 1, 2005. The New Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by the Board of Trustees, including by a majority of the Independent Trustees, or a majority of the outstanding voting securities of such Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Trust, or a majority of the outstanding voting securities of the Fund, or by the Adviser. The New Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

      Under the Current Agreement, the Adviser maintains a continuous investment program for the Fund, determines what securities shall be purchased or sold by the Fund, secures and evaluates such information as the Adviser deems proper and takes whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders. The Adviser's duties and responsibilities under the New Agreement would remain the same.

      o     Specifics of the key features of the New Agreement?

      Base Fee:

      The base management fee payable to the Adviser under the New Agreement will increase from 0.75% of average daily net assets to 0.85% of average daily net assets.

      The base management fee would also be decreased in a series of breakpoints as the total assets under management for the Fund increase. The breakpoints, and the corresponding base management fee, are set forth in the following table.

$0- $200 million           0.85%
Next $150 million          0.80% (on assets from $200 - $350 million)
Next $150 million          0.75% (on assets from $350 - $500 million)
Next $150 million          0.70% (on assets from $500 - $650 million)
Next $150 million          0.65% (on assets from $650 - $800 million)
All additional dollars     0.60% (on assets over $800 million)

      Performance Fee Adjustment:

      The base management fee will be subject to adjustment by a factor referred to as the "Performance Fee Adjustment." The base management fee may be increased, decreased or remain the same depending on how the Fund performs in comparison to its benchmark for the previous 12 months. The benchmark for the Fund is the S&P 500. The base management fee would also be decreased in a series of breakpoints as the total assets under management for the Fund increased.

      Under the New Agreement, the Performance Fee Adjustment to the base management fee is calculated by comparing the Fund's performance to that of the S&P 500 over a rolling 12-month period (referred to in the New Agreement as the Performance Period). A rolling period is the specific duration of time over which the performance of the Fund and the performance of the benchmark index are compared. Therefore, until the Adviser and the Fund have established performance records for 12 months under the New Agreement, the Adviser will earn the base management fee of 0.85% of the Fund's average daily net assets. During the initial 12 months of the New Agreement the Fund will not adjust the Adviser's fee for Fund performance. After the initial 12-month Performance Period has been established, the Performance Period will be a rolling 12-month period consisting of the most recently completed month and the previous 11 months. The Performance Fee Adjustment will be calculated based on the Fund's average net assets during the Performance Period. The Performance Fee Adjustment calculation will be done in accordance with Rule 205-2 or any other applicable rules under the Investment Advisers Act of 1940 (the "Investment Advisers Act"), as the same from time to time may be amended.

      Using the S&P 500 as the benchmark, a "band" ranging from 5% below the benchmark to 5% above the benchmark would be established. Within that band, the Performance Fee Adjustment will be calculated on a rolling 12-month basis with a 2 basis point adjustment for every one percent differential in comparative performance. For example, if the Fund outperformed the S&P 500 by 1% or more, but less than 2%, the base management fee would be adjusted positively two basis points (0.02%). If the Fund underperformed the S&P 500 by 2% or more, but less than 3%, the Performance Fee Adjustment would be negative four basis points (0.04%). Using this formula, the maximum yearly performance adjustment would be 10 basis points, or one-tenth of a percent, up or down.

      The Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Fund's benchmark, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act.

      Any calculations of the investment performance of the Fund and the investment performance of the Fund's benchmark shall be in accordance with any then applicable rules of the SEC.

      The table below sets forth the Performance Fee Adjustment to the base management fee , assuming that the Fund performs at the indicated levels relative to its benchmark.

         Return                               Performance Fee Adjustment
         ------                               --------------------------

5.00% above the S&P or higher                 +0.10%
4.00% above the S&P                           +0.08%
3.00% above the S&P                           +0.06%
2.00% above the S&P                           +0.04%
1.00% above the S&P                           +0.02%
Equal to the S&P                              no adjustment
1.00% below the S&P                           -0.02%
2.00% below the S&P                           -0.04%
3.00% below the S&P                           -0.06%
4.00% below the S&P                           -0.08%
5.00% below the S&P or lower                  -0.10%

Effect of the Performance Fee Adjustment:

      As indicated above, the Advisory fee payable to the Adviser for the 12 months following the implementation of the New Agreement would be the base management fee rate and would not be increased or decreased to reflect the performance of the Fund. For each month following the first 12 months, however, the Adviser would be entitled to receive the base management fee and the Performance Fee Adjustment based on the performance of the Fund for the immediately preceding 12 months.

Actual Fund Returns.

      The following table sets forth how the Performance Fee Adjustment would have affected the base management fee for the fiscal year ended December 31, 2004, assuming the New Agreement had fully been in effect. This table shows the Fund's performance for the rolling 12 month period ending each month of the year, the S&P 500's performance for the same periods, the Fund's performance compared to the S&P 500, and what affect the Performance Fee Adjustment would have had on the base management fee.

                   Fund Performance      S&P 500 Performance         Fund's
                                                                   Over/Under      Performance Fee
                   12 Months Ended         12 Months Ended         Performance        Adjustment
 1/31/04                50.23%                  34.57%               +15.66%            +0.10%
 2/29/04                56.82%                  38.52%               +18.30%            +0.10%
 3/31/04                57.97%                  35.12%               +22.85%            +0.10%
 4/30/04                31.15%                  22.88%               + 8.28%            +0.10%
 5/31/04                25.93%                  18.33%               + 7.60%            +0.10%
 6/30/04                26.60%                  19.11%               +10.49%            +0.10%
 7/31/04                22.24%                  13.17%               + 9.07%            +0.10%
 8/31/04                15.28%                  11.45%               + 3.08%            +0.06%
 9/30/04                19.58%                  13.87%               + 5.71%            +0.10%
10/31/04                11.54%                   9.42%               + 2.12%            +0.04%
11/30/04                17.47%                  12.85%               + 4.62%            +0.08%
12/31/04                14.31%                  10.88%               + 3.43%            +0.06%

Pro Forma Expense Impact.

      The Table below shows the amount of the pro forma Advisory fee that would have been paid to the Adviser had the performance fee arrangement been in place during the fiscal year ended December 31, 2004, and is based on the Fund's actual returns for that period. The pro forma advisory fee is calculated using the base management fee plus the Performance Fee Adjustment for each month of 2004, based on the actual performance of the Fund and the S&P 500. Also shown are the fees that were paid under the flat fee arrangement currently in effect during the fiscal year ended December 31, 2004.

                         Markman Total Return Core Fund

Advisory Fee Paid Under Current Advisory Agreement                 $436,483
Pro Forma Advisory Fee Paid Under New Advisory Agreement           $544,613
Percentage Increase Of Advisory Fee Payable Under
  New Advisory Agreement                                           24.77%

Comparative Annual Operating Expenses.

      The table and example shown below are designed to assist investors in understanding the various costs and expenses of investment in shares of the Fund in the event that the New Agreement is implemented. The table and accompanying example are designed to correspond with the tables that appear in the prospectus for the Fund. Neither should be considered a representation of past or future expenses of performance and actual expenses may vary from year to year and may be higher or lower than those shown.

      The following table provides data concerning the Fund's management fees and expenses as a percentage of the Fund's average daily net assets for the fiscal year ended December 31, 2004. Figures shown reflect expenses under the Fund's Current Agreement and expenses that would have been incurred if the performance fee arrangement had been in effect during that period, and assume that the Fund outperformed the benchmark by a factor of 5.00% during the fiscal year ended December 31, 2004.

                         Markman Total Return Core Fund

                             Under Current                  Pro Forma
                           Advisory Agreement      Under New Advisory Agreement
                       (without performance fee)     (with performance fee*)
                        -----------------------       ---------------------
Management Fees                  0.75%                        0.95%
Service (12b-1) Fees             0.00%                        0.00%
Other Expenses                   0.69%                        0.69%
                                 -----                        -----
Total Annual Fund
   Operating Expenses            1.44%                        1.64%
                                 =====                        =====

*This management fee reflects the assumption that the Fund outperformed the S&P 500 by 5.00% for the twelve month period ending December 31, 2004.

Example: The following illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the tables above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                 Under Current                             Pro Forma
               Advisory Agreement                Under New Advisory Agreement
           (without performance fee)                (with performance fee)
            -----------------------                  --------------------
                                           minimum fee           maximum fee
                                       (0.75% Performance    (0.95% Performance
                                          Based Fee(1))          Based Fee(2))
1 Year               $  147                  $  147               $  167
3 Years              $  456                  $  456               $  517
5 Years              $  787                  $  787               $  892
10 Years             $1,724                  $1,724               $1,944

(1) A 0.75% Performance Based Fee assumes that the Fund underperformed the S&P 500 by 5.00% for the twelve month period at the end of each time period.

(2) A 0.95% Performance Based Fee assumes that the Fund outperformed the S&P 500 by 5.00% for the twelve month period at the end of each time period.

      The preceding example assumes that all dividends and distributions are reinvested and that the percentage totals shown in the tables above under:
"Total Annual Fund Operating Expenses" remain the same in the years shown. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

      o     How will the New Agreement Affect Me?

      Shareholder approval of the New Agreement will increase the amount paid by shareholders for the Fund's base management fee from 0.75% of average daily net assets to 0.85% of average daily net assets. The Adviser believes this increase in the base management fee is warranted for three primary reasons. First, the Adviser has maintained commission costs for purchasing and selling Fund portfolio securities at a rate far below the average for comparable funds. Second, the Adviser provides a high level of shareholder services. Many shareholders use the Adviser's time and resources by consulting the Fund manager directly with questions. The Adviser also provides a weekly telephone update that is available to all shareholders. The Adviser spends both hard dollars and personnel time that are advantageous to shareholders, but for which the Adviser receives no compensation. Third, the New Agreement contains a schedule of breakpoints that lower the base management fee as Fund assets under management increase, so that shareholders could benefit from economies of scale.

      Shareholder approval of the Performance Fee Adjustment would more closely align the interests of the Adviser with those of the Fund. The Adviser's compensation would be positively affected by the Fund's performance, not simply by an increase in Fund assets. The Performance Fee Adjustment would provide an incentive to deliver superior Fund performance. Conversely, if the Fund underperformed its benchmark, the Performance Fee Adjustment would negatively affect the base management fee.

      o     How do the Trustees recommend that I vote?

      At a meeting held on February 1, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the New Agreement, subject to the required shareholder approval described herein. The Trustees reviewed carefully the Adviser's proposal to increase the base management fee and institute a performance based fee adjustment. The Trustees determined that the Adviser's actions in keeping Fund expenses low, particularly trading costs for Fund portfolio securities, and the uncompensated shareholder services provided by the Adviser, warranted an increase in the base management fee payable to the Adviser. The Trustees noted the significant expenses incurred by the Adviser and concluded that the increase in the advisory fee would permit the Adviser to maintain and improve the quality of services provided to shareholders, as well as to allow the Adviser to compensate its staff at competitive levels necessary to attract and retain qualified portfolio management personnel. In addition, the Board considered that the Performance Fee Adjustment would further align the interests of management with the interests of shareholders. For example, the Performance Fee Adjustment for a period in which the Fund underperformed the Fund's benchmark would be negative, thereby decreasing the Adviser's management fee.

      In considering approval of the New Agreement, the Board of Trustees carefully evaluated information furnished by the Adviser that the Board deemed necessary to determine whether the New Agreement would be in the best interests of the Fund and its shareholders. In making the recommendation to approve the New Agreement, the Trustees gave careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the nature, extent and the quality of the services expected to be rendered to the Fund by the Adviser, including the history, reputation, qualification and background of the Adviser as well as the qualifications of its key personnel; (2) the performance of the Fund as compared to similar mutual funds and relevant indices; (3) the level of fees paid to the Adviser as compared to similar mutual funds; (4) the financial condition of the Adviser; (5) economies of scale; and (6) that the Fund will not bear the expenses of preparing and mailing proxy materials to shareholders.

      The Board's analysis of these factors is set forth below. The Independent Trustees were advised by separate independent legal counsel throughout the process.

      Nature, Extent and Quality of Adviser Services. The Board considered the level and depth of knowledge of the Adviser. The Board concluded that the Adviser's knowledge of and experience in managing investments qualified the Adviser to manage the Fund's portfolio. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser's management through Board meetings, conversations and reports during the preceding year. The Board took into account the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and lower fees and expenses. The Board also took into account the Adviser's compliance policies and procedures and its policies and procedures regarding the prevention of market timing. The Board noted that it had previously concluded that the Adviser has implemented a compliance program reasonably designed to prevent material violations of the federal securities laws. The Board also considered the Adviser's efforts in marketing the Fund and the Adviser's role in coordinating the activities of the Funds' other service providers, as well as the services that the Adviser provides to the Fund's shareholders.

      Expenses and Performance. The Board concluded that the Fund consistently outperformed the S&P 500 during calendar year 2004. The Board compared the advisory fees and total expense ratios for the Fund with various comparative data, including the industry median and average advisory fees and expense ratios in the Fund's Morningstar and Lipper categories for the calendar year ended December 31, 2004. The Board concluded that the Fund's advisory fee and expense ratio were below both the average and the median fees of other mutual funds in the Fund's Morningstar and Lipper categories. The Board considered the Fund's recent performance results and noted that the Board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. The Board noted that it had also recently considered this expense and performance information in reapproving the Current Agreement in November 2004.

      Adviser's Compensation and Profitability. The Board also took into consideration the financial condition and profitability of the Adviser and any indirect benefits derived by the Adviser from the Adviser's relationship with the Fund. The Board concluded that the Adviser has the financial wherewithal to perform the services under the New Agreement. The Board concluded further that any indirect benefits the Adviser derives from its relationship with the Fund are incidental to the management fee the Adviser earns.

      Economies of Scale. The Board considered the effective fees under the New Agreement as a percentage of assets at different asset levels and possible economies of scale that could be achieved in the future. The Board concluded that the schedule of breakpoints in the base management fee under the New Agreement would benefit Fund shareholders as the Fund realizes economies of scale.

      Conclusion. In considering the approval of the New Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. The Board reached the following conclusions regarding the New Agreement, among others: (a) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the New Agreement; (b) the Adviser maintains an appropriate compliance program; (c) performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) the proposed new management fee is reasonable in relation to those of similar funds and to the services to be provided by the Adviser. Based on their conclusions, the Board determined that approval of the New Agreement would be in the best interests of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSED NEW AGREEMENT.

VOTING INFORMATION CONCERNING THE MEETING

      This Proxy Statement is being sent to shareholders of the Fund in connection with a solicitation of proxies by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern Time, April 15, 2005, at the offices of Integrated Fund Services, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, and at any adjournments thereof. This Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Fund on or about March 4, 2005.

      The Board of Trustees of the Trust has fixed the close of business on February 22, 2005 as the record date (the "Record Date") for determining the shareholders of the Fund entitled to receive notice of the Meeting and to vote, and for determining the number of shares which may be voted, with respect to the Meeting or any adjournment thereof.

      In voting for the New Agreement, each full share of the Fund is entitled to one vote and any fractional share is entitled to a fractional vote.

      Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Trust at the address set forth on the cover page of this Proxy Statement, or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the New Agreement contemplated thereby.

      If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement, vote by telephone, over the internet or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting and telephonic voting instructions are set forth on the proxy card.)

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy.

      Unless instructions to the contrary are marked on the proxy, it will be voted FOR the proposed New Agreement and FOR any other matters deemed appropriate.

      If a quorum (more than 50% of the outstanding shares of a Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the proposal being submitted to shareholders at the Special Meeting. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast, which has the same effect as a vote against the proposal. "Broker non-votes" are shares held by a broker or nominee for whom an executed proxy is received by the Trust, but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. If shareholders of the Fund do not vote to approve the New Agreement, the Current Agreement will remain in effect.

      The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of the Trust's outstanding shares on the Record Date.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

Information Concerning Markman Capital Management, Inc.

      Markman Capital Management, Inc. (the "Adviser") is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser provides investment advisory services on a discretionary basis to individuals, trust accounts, pension and profit sharing plans, charitable institutions, corporations and the Trust. The Adviser's offices are located at 6600 France Avenue South, Suite 485, Edina, Minnesota 55435.

The Adviser is owned by Robert J. Markman.

Set forth below are the names and principal occupations of the directors and the principal executive officers of the Adviser.

Name
Address                       Position                Entity
--------------------------------------------------------------------------------
Robert J. Markman           President and      Markman Capital Management, Inc.
6600 France Avenue South    Director
Suite 485
Edina, MN 55435             President and      Markman MultiFund Trust
                            Trustee

Judith E. Fansler           Chief Operations   Markman Capital Management, Inc.
6600 France Avenue South    Officer/Chief
Suite 485                   Compliance Officer
Edina, MN 55435
                            Secretary,         Markman MultiFund Trust
                            Treasurer and
                            Chief Compliance
                            Officer

Administrator

      The Trust's administrator and transfer agent is Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. Integrated Fund Services, Inc. is a wholly-owned indirect subsidiary of Western and Southern Financial Group.

Shareholder Information

      The shareholders of the Fund at the close of business on February 22, 2005 (the "Record Date") will be entitled to be present and vote at the Meeting. As of the Record Date, the total number of shares of the Fund outstanding and entitled to vote was 5,703,132.352.

      As of February 22, 2005, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of the Fund.

Control Persons and Principal Holders of Securities

      On February 22, 2005 to the knowledge of the Trustees and management of the Trust, other than as set forth below, no person owned beneficially or of record more than 5% of the Fund's outstanding shares.

      Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 14.01% of the outstanding shares of the Fund.

FINANCIAL STATEMENTS

      The Trust's Annual Report for the year ended as of December 31, 2004, is available at no charge by writing to the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Trust nationwide (toll-free) at 1-800-707-2771.

ADDITIONAL INFORMATION

      The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

OTHER BUSINESS

      The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE NEW AGREEMENT AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE NEW AGREEMENT


March 9, 2005

                                    Exhibit A

                     FORM OF INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this ____ day of __________ 2005, by and between MARKMAN MULTIFUND TRUST, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), and MARKMAN CAPITAL MANAGEMENT, INC., a corporation organized under the laws of the State of Minnesota, (the "Adviser").

                                   WITNESSETH:

      WHEREAS, the Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, shares of beneficial interest in the Trust currently consist of one separate series portfolio - the Markman Total Return Core Fund, and the Trustees have the power to create additional series (each a "Fund" and together, the "Funds"); and

      WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Trust desires to retain the Adviser to furnish investment management services to the Trust and the Adviser is willing to furnish such to the Trust;

      NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

      1. Appointment of Adviser. The Trust hereby appoints the Adviser to act as investment manager of the Trust for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2. Investment Management Services. The Adviser shall supervise the investments of the Funds contemplated as of the date hereof, and such subsequent series of shares of the Trust as the Trustees of the Trust shall select the Adviser to manage. In such capacity, the Adviser shall maintain a continuous investment program for each such Fund, determine what securities shall be purchased or sold by each Fund, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders.

      In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Funds or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion.

      3. Compliance with Laws. All functions undertaken by the Adviser hereunder shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act, and any rules and regulations promulgated thereunder; (2) any other applicable provisions of law; (3) the Declaration of Trust of the Trust as amended from time to time; (4) the By-laws of the Trust as amended from time to time; and (5) the registration statements of the Trust as amended from time to time, filed under the Securities Act of 1933, as amended and the 1940 Act.

      4. Board Supervision. All of the functions undertaken by the Adviser hereunder shall at all times be subject to the direction of the Board of Trustees of the Trust, or any committee or officers of the Trust acting under the authority of the Board of Trustees.

      5. Payment of Expenses.

            (a) The Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth herein, and shall bear the expense thereof. Adviser shall compensate all Trustees, officers and employees of the Trust who are also partners or employees of the Adviser.

            (b) The Funds will be responsible for the payment of all operating expenses of the Trust, including fees and expenses incurred by the Trust in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer, shareholder service and dividend disbursing agent and the accounting and pricing agent of the Funds, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Funds, the fees and expenses of Trustees of the Trust who are not interested persons of the Trust, the cost of preparing, printing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust's obligations. All other expenses not expressly assumed by Adviser herein incurred in connection with the organization, registration of shares and operations of the Funds will be borne by the Funds

      6. Account Fees. The Trust, by resolution of the Board of Trustees, including a majority of the Independent Trustees, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts of the Funds, such fee to be retained by the Trust or to be paid to the Adviser to defray expenses which would otherwise be paid by the Adviser in accordance with the provisions of paragraph 5 of this Agreement. At least sixty
(60) days' prior written notice of the intent to impose such fee must be given to the shareholders of the affected Fund.

      7. Compensation of Adviser.

            (a) As full compensation for the services and such facilities as may from time to time be furnished by the Adviser under this Agreement, the Funds agree to pay to the Adviser a fee at the annual rate listed in Appendix A of the Fund's average daily net asset value. Such fee shall be accrued daily and payable monthly. For purposes of calculating such fee, such net asset value shall be determined by taking the average of all determinations of net asset value made in the manner provided in the Funds' current Prospectus and Statement of Additional Information.

            (b) For any period less than a full month during which this Agreement is in effect the compensation payable to the Adviser hereunder shall be prorated according to the proportion which such period bears to a full month.

            (c) Each Fund is responsible for its own operating expenses. Any fees withheld or voluntarily reduced and any Fund expenses absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap which are a Fund's obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board of Trustees' review and approval all reimbursements. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses.

      8. Limitation of Liability of Adviser.The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with any investment policy or the purchase, sale, or retention of any investment on the recommendation of the Adviser; provided, however, that nothing herein contained shall be construed to protect the Adviser against any liability to the Fund by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

      9. Term and Termination.

            (a) This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect for an initial period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and, in either event, (ii) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

            (b) This Agreement may be terminated at any time as to the Trust or a particular series of the Trust without the payment of any penalty by vote of the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund or by the Adviser, on sixty days' written notice to the other party.

            (c) This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

      10. Separate Agreement. The parties hereto acknowledge that certain provisions of the 1940 Act, in effect, treat each series of shares of an investment company as a separate investment company. Accordingly, the parties hereto hereby acknowledge and agree that, to the extent deemed appropriate and consistent with the 1940 Act, this Agreement shall be deemed to constitute a separate agreement between the Adviser and each Fund.

      11. Limitation of Liability of Trustees and Shareholders. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as trustees are not binding upon the Trustees or holders of shares of the Trust individually but are binding only upon the assets and property of the Trust.

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                          MARKMAN MULTIFUND TRUST


                                          By:___________________________________
                                             Robert J. Markman
                                             Chairman of the Board of
                                             Trustees and President

                                          MARKMAN CAPITAL MANAGEMENT, INC.


                                          By:___________________________________
                                             Robert J. Markman
                                             President

                                   APPENDIX A

      Compensation of the Adviser. The Markman Total Return Core Fund (the "Fund") will pay to the Adviser, for all of the services to be rendered and payments made as provided in this Agreement, a base fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of its average daily net assets (the "Base Fee"), which fee is subject to adjustment based on the investment performance of the Fund in relation to the investment performance of the Fund's benchmark index, which is the S&P 500 Index.

      The Base Fee will be decreased in a series of breakpoints as the total assets under management for the Fund increase. The breakpoints, and the corresponding Base Fee are:

$0- $200 million           0.85%
Next $150 million          0.80% (on assets from $200 - $350 million)
Next $150 million          0.75% (on assets from $350 - $500 million)
Next $150 million          0.70% (on assets from $500 - $650 million)
Next $150 million          0.65% (on assets from $650 - $800 million)
All additional dollars     0.60% (on assets over $800 million)

      Adjustments to the Base Fee will be made by comparison of the Fund's investment performance for the applicable performance period to the investment performance of the Fund's benchmark index for the same period (the "Performance Fee Adjustment"). The applicable Performance Period is a rolling twelve (12) month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Performance Fee Adjustment will be calculated based on the Fund's average net assets during each Performance Period, and the Performance Fee Adjustment will be applied to the Fund's Base Fee during the current month. The Performance Fee Adjustment calculation will be done in accordance with Rule 205-2 or any other applicable rules under the Investment Advisers Act of 1940 (the "Investment Advisers Act"), as the same from time to time may be amended.

      Using the S&P 500 as the benchmark, a "band" ranging from 5.00% below the benchmark to 5% above the benchmark would be established. Within that band, the Performance Fee Adjustment will be calculated on a rolling 12-month basis with a 2 basis point adjustment for every one percent differential in comparative performance. For example, if the Fund outperformed the S&P 500 by 1% more, but less than 2%, the performance fee would be adjusted positively two basis points (0.02%). If the Fund underperformed the S&P 500 by 2% or more, but less than 3%, the Performance Fee Adjustment would be negative four basis points (0.04%). Using this formula, the maximum yearly performance adjustment would be 10 basis points, up or down.

      Initial Period. The Performance Fee Adjustment will not be applied until this Agreement has been in effect for 12 months (the "Initial Period"). For the first 12 months of the Initial Period, the Adviser will receive the Base Fee.

      Subsequent Periods. For each month following the Initial Period, the Adviser will receive the Base Fee, subject to the Performance Fee Adjustment calculated as described above.

      The Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Fund's benchmark index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act, as the same from time to time may be amended.

      Any calculations of the investment performance of the Fund and the investment performance of the Fund's benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

      In the event of any termination of this Agreement, the fee provided for in this Appendix A shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                                                  Your Proxy Vote is important!

                                                  Now you can Vote your Proxy on
                                                  the PHONE or on the INTERNET.

                                                  Just follow these simple
                                                  steps:

                                                  1. Read your proxy statement
                                                  and have it at hand.

                                                  2. Call toll-free
                                                  1-866-241-6192 or go to
                                                  website:
                                                  https://vote.proxy-direct.com

                                                  3. Follow the recorded or
                                                  on-screen directions.

                                                  4. Do not mail your Proxy Card
                                                  when you vote by phone or via
                                                  the Internet.

                  Please detach at perforation before mailing.

PROXY                       MARKMAN TOTAL RETURN CORE FUND                 PROXY
                   (formerly, Markman Total Return Portfolio)
                       a series of Markman MultiFund Trust
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 15, 2005

The undersigned hereby instructs Frank L. Newbauer and Daniel J. Simonson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Markman Total Return Core Fund (the "Fund") which the undersigned is entitled to vote at a special meeting of shareholders of the Fund to be held at 10:00 a.m., Eastern time, on April 15, 2005, at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 and at any adjournment thereof, as indicated on the reverse side. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT, AS APPLICABLE, IS HEREBY ACKNOWLEDGED.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

                           ----------------------------------------------------
                           999 9999 9999 999
                           ----------------------------------------------------

                           Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor please sign your name and give your full title as such. If signing on behalf of a corporation please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this card. Please sign, date and return.

                           _____________________________________________________
                           Signature and Title, if applicable

                           _____________________________________________________
                           Signature (if held jointly)

                           _______________________________________________, 2005
                           Date                                        MTR_15015

UNLESS VOTING BY TELEPHONE OR THE INTERNET, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE!

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS












                  Please detach at perforation before mailing.

SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

IF THIS PROXY CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE PROXIES SHALL VOTE FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: |X|

1. To approve a new Management Agreement for the      FOR      AGAINST   ABSTAIN
   Fund with Markman Capital Management, Inc.         |_|        |_|       |_|




                                                                       MTR_15015

       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING